iShares®
iShares Trust
Supplement dated January 2, 2025
to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the iShares Large Cap Max Buffer Dec ETF (DMAX) (the “Fund”)
As described in detail in the Fund’s Prospectus and SAI, the Fund seeks to provide exposure to the share price return of the Underlying ETF up to an approximate upside limit, while seeking to maximize the downside protection against Underlying ETF losses over each annual Hedge Period. Capitalized terms have the meanings ascribed to them in the Fund’s Prospectus and SAI.
The Fund’s Hedge Period is set forth in the table below:

Hedge Period Commencement	Hedge Period End
January 1, 2025	December 31, 2025
For the Hedge Period stated above, the Approximate Buffer for the Fund (gross of the Management Fee) is approximately 100% and the Approximate Buffer for the Fund (net of the Management Fee) is approximately 99.50%. The Approximate Cap for the Fund for the Hedge Period stated above is set forth in the table below.

Approximate Cap (Gross of the Management Fee)	Approximate Cap (Net of the Management Fee)
108.40%	107.90%
The Fund’s Prospectus and SAI are amended to revise all references to the Hedge Period, Approximate Buffer, and Approximate Cap to reflect the information above.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑DMAX‑0125

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